UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/09/2005

CECO ENVIRONMENTAL CORP
(Exact name of registrant as specified in its charter)

Commission File Number:  0-7099

DE	13-2566064
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3120 Forrer Street, Cincinnati, OH 45209
(Address of principal executive offices, including zip code)

(416) 593-6543
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 4.01.    Changes in Registrant's Certifying Accountant

On November 9, 2005, the Audit Committee of the Board of Directors of CECO Environmental Corp.(the "Company") dismissed Deloitte & Touche LLP ("Deloitte") as the Company's independent registered public accounting firm.

The audit reports of Deloitte on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and through November 9, 2005, there were no disagreements between the Company and Deloitte on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its reports. There were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, that occurred during the Company's most recent two fiscal years and through November 9, 2005.

As required by Item 304(a)(3) of Regulation S-K, the Company has provided Deloitte a copy of the disclosures contained in this Report on Form 8-K and has requested that Deloitte furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Deloitte agrees with the statements made by the Company in this Report on Form 8-K and, if not, stating the respects in which it does not agree. Such letter is filed as an Exhibit to this Report on Form 8-K.

On November 9, 2005, the Company engaged Battelle & Battelle LLP as its new independent registered public accounting firm to conduct the audit of the Company's financial statements as of and for the year ended December 31, 2005. The decision to engage Battelle & Battelle LLP was made and approved by the Audit Committee of the Company's Board of Directors. During the two most recent fiscal years and through November 9, 2005, the Company has not consulted with Battelle & Battelle LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.    Financial Statements and Exhibits

Exhibit 16.1 Letter from Deloitte & Touche LLP

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CECO ENVIRONMENTAL CORP

Date: November 14, 2005	By:	/s/ /Dennis W. Blazer/
Dennis W. Blazer
Vice President--Finance and Administration and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-16.1	Deloitte Letter